SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            July 11 , 2012
                            Date of Report
                  (Date of Earliest Event Reported)

                     REZILIENT DIRECT CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                   BENTWOOD ACQUISITION CORPORATION
                     (Former Name of Registrant)

   Delaware                   000-54590                   00-0000000

(State or other        (Commission File Number)   (IRS Identification
jurisdiction                                      Employer Identification
of incorporation)                                 No.)

                         12400 Highway 71 West
                           Suite 350-246
                     Austin, Texas,U.S.A. 78738
                (Address of Principal Executive Offices)

                         215 Apolena Avenue
                 Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                           (512) 308-6266
                   (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On July 12, 2012, Rezilient Direct Corporation (formerly
Bentwood Acquisition Corporation) (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 67% of the total outstanding 1,500,000 shares of common stock.

ITEM 5.01     Changes in Control of Registrant

    On July 11, 2012, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 27, 2012 as supplemented by the Form 10-K filed March 28, 2012 and the Quarterly Report on Form 10-Q filed May
15, 2012 and as supplemented by the information contained in this report.

    The Registrant anticipates that it will acquire the assets of Rezilient Direct, Nevada, a distributor of online supplemental health benefits. Rezilient Direct offers supplemental health benefit products such as cancer, accident, heart and stroke, short term disability, hospitalization and term life. Rezilient handles the point of sale web site. Carrier partners handle the back end process. The Registrant has not entered into any final agreement with this potential target company.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

    On July 11, 2012, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On July 11, 2012, James McKillop resigned as the Registrant's vice president and director.

    On July 11, 2012, Gregory L. Feste, Sr. was named as the director of the Registrant.

    On July 11, 2012, Gregory L. Feste, Sr., was appointed President, Secretary and Treasurer.

    Gregory Feste, 51, serves as the Chief Executive Officer,
President and the sole Director of the Registrant. Mr. Feste was the founder of Rezient Direct, LLC formed in May 2009. He also serves as the Managing Partner for Rezilient Worksite Benefits since December
2008 to the present.
    From November 2007 to December 2008, Mr. Feste worked at
Aflac as an Independent Agent, building a portfolio of corporate clients for supplemental insurance benefits. From 2005 to 2007, he was the
General Partner of Ruggles Restaurant Group, LP.   Prior to that, Mr.
Feste served as Chief Executive Officer of a diversified investment firm that included, among other investments, The Mattress Firm which was at that time the second largest bedding retailer in the United States.

    Mr. Feste brings solid experience to building and running large companies across a wide range of industries with extensive experience in business, sales, management, and operational development positions. In December 2007, Mr. Feste was was able to successfully fight his cancer diagnosis with no out of pocket expenses utilizing his Blue Cross Blue Shield policy and a supplemental cancer policy. Such experience educated Mr. Feste on the benefits of such supplemental insurance and he now devotes his professional time to Rezilient. He has served on various advisory councils and operated two nonprofit foundations supporting various charities. Mr. Feste graduated from Texas Christian University in 1982.

ITEM 5.03     Amendments to Articles of Incorporation

    On July 11, 2012, the then shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Rezilient Direct Corporation and filed such change with the State of Delaware.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



Date: July 12, 2012       /s/ Gregory L. Feste, Sr.
                             President